UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2025

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 North Main Street, Porterville, CA 93257
(Address of principal executive offices)	(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BSRR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 24, 2025, Sierra Bancorp (the “Company”) issued a press release announcing that on October 23, 2025, its Board of Directors approved a share repurchase program for up to 1,000,000 shares of outstanding common stock beginning at the end of the expiration of the current share repurchase program on October 31, 2025, and continuing until October 31, 2026. No shares remain available for repurchase under the current repurchase program expiring on October 31, 2025. Shares may be purchased in the open market or in privately negotiated transactions and will be executed in compliance with applicable federal and state securities laws and bank regulations, including without limitation, Rules 10b-18 and 10b5-1 promulgated under the Securities Act of 1934, as amended (the “Exchange Act”). The board has also authorized management to enter into the 10b5-1 Plan with a nationally recognized broker as appropriate as long as the Company is not in a blackout period and the Company is not otherwise in possession of material non-public information. Repurchases by such broker are to be made in compliance with the Exchange Act.

On October 23, 2025, the Board of Directors of Sierra Bancorp (the “Company”) approved a cash dividend to shareholders. The quarterly cash dividend of twenty-five cents ($0.25) per share of common stock will be payable on November 14, 2025, to shareholders of record at the close of business on November 3, 2025.

The press release issued by the Company in connection with the dividend is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits. The information required to be furnished pursuant to this item is set forth in the Exhibit Index which appears below, immediately before the signatures.

EXHIBIT INDEX

Press release dated October 22, 2020
Exhibit No.	Description
99.1	Press release dated October 24, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Executive Vice President & Chief Financial Officer
Dated: October 24, 2025	SIERRA BANCORP By: /s/ Christopher G. Treece Christopher G. Treece Executive Vice President & Chief Financial Officer